Exhibit 99.1

Onconetix, Inc. Consulting Agreement

This Consulting Agreement (the “Agreement”), shall be effective as of February 28, 2025 (the “Effective Date”), and is entered into by Onconetix, Inc., with a business address at 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202 (the “Company”), and James Sapirstein (the “Consultant”).

Witnesseth:

WHEREAS, the Consultant has extensive knowledge and experience in the field of executive management;

WHEREAS, the Company desires to have the benefit of the Consultant’s knowledge and experience, and the Consultant desires to provide services to the Company, all as hereinafter provide in this Agreement;

NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, effective the date hereof, the Company and the Consultant hereby agree as follows:

1. Consulting. The Company shall retain the Consultant and the Consultant shall serve the Company as its Executive Chairman upon the terms and conditions hereinafter set forth. In serving the Company as a Consultant, the Consultant is acting in his/her individual capacity and not as an employee or representative of any other entity or organization with which Consultant may be otherwise affiliated.

2. Term. Subject to the terms and conditions hereinafter set forth, the term of the Consultant’s arrangement and service (hereinafter referred to as the “Consulting Period”) shall commence on the Effective Date of this Agreement and shall continue for a period of one year, subject to earlier termination as provided herein. This Agreement may be renewed by mutual consent of both parties provided such consent be memorialized in writing.

3. Consultant Duties.

(a) During the Consulting Period, the Consultant shall serve and shall render to the Company or to the Company’s designee such services in the Consultant’s field of expertise (the “Services”) and at such times and places as the Company may from time to time request. More specifically, Consultant shall serve as the Company’s Executive Chairman. In that role, Consultant shall: (i) oversee the board’s agenda, and decision-making processes;(ii) provide strategic direction; (iii) ensure the Company’s compliance with regulations and ethical standards; (iv) communicate with shareholders and other stakeholders about the Company’s performance and policies; (v) ensure the Company’s risk management processes are effective; and (vi) oversee the Company’s financial performance and ensure compliance with reporting requirements

(b) All work to be performed by the Consultant for the Company shall be under the general supervision of the Company’s Board of Directors (the “Board”). Notwithstanding the foregoing, nothing in this Agreement shall be construed as creating an employer-employee relationship between Consultant and the Company.

(c) The Consultant shall devote his/her reasonable best efforts and ability to the performance of the duties attached to this obligation. All work to be performed by the Consultant for the Company shall be at times reasonably convenient to the Consultant, and nothing contained herein shall interfere with the Consultant’s duties and responsibilities to any employer that Consultant may from time to time have, or any teaching and administrative responsibilities that the Consultant may have.

4. Compensation. As compensation for the Consultant’s services hereunder, the Company shall pay Consultant, during the Consulting Period, as follows:

(a) The Company will compensate the Consultant on an hourly basis at a rate of $400 per hour for Services for up to twenty hours per week. The Consultant shall submit to the Chairman of the Compensation Committee, on the first day of each month, itemized monthly invoices in a form satisfactory to the Company, detailing hours worked with a description of the Services performed. All such fees shall accrue until such time that the Compensation Committee has determined that the Company has received sufficient capital to support such expenses. The Company shall pay to the Consultant any accrued and unpaid amounts shown on such invoices within thirty (30) days after such determination. For the avoidance of doubt, if the Company does not receive sufficient capital, nothing shall be owed to Consultant pursuant to this agreement.

(b) The Company shall reimburse the Consultant for all reasonable and necessary expenses incurred or paid by the Consultant in connection with, or related to, the performance of his/her services under this Agreement. The Consultant shall submit to the Company, on the first of each month, itemized monthly statements, in a form satisfactory to the Company, of such expenses incurred in the previous month. The Company shall pay to the Consultant amounts shown on each such statement within thirty (30) days after receipt thereof.

(c) The Consultant shall not be entitled to any benefits, coverages or privileges, including, without limitation, social security, unemployment, medical or pension payments, made available to employees of the Company. The Consultant acknowledges that the Company will not withhold taxes on any amounts paid to him hereunder and that Consultant is responsible for all tax withholding, social security, unemployment insurance and other similar payments.

5. Termination. The Company may, without prejudice to any right or remedy it may have due to any failure of the Consultant to perform his/her obligations under this Agreement, terminate the Consulting Period upon ten (10) days’ prior written notice to the Consultant. The Consultant may, without prejudice to any right or remedy he may have due to any failure of the Company to perform its obligations under this Agreement, terminate this Agreement and the Consulting Period upon ten (10) days’ prior written notice to the Company. In the event of an early termination of this Agreement, the Consultant shall be entitled to payment for services performed and expenses paid or incurred prior to the effective date of termination, subject to the limitation on reimbursement of expenses set forth in Section 4. Notwithstanding the foregoing, the Company may terminate the Consulting Period, effective immediately, upon removal of Consultant from the Company’s board of directors for any reason, and upon receipt of written notice, if the Consultant breaches or threatens to breach any provision of Sections 6, 7, 8 or 10.

6. Cooperation. In the performance of his/her obligations under this Agreement, the Consultant shall use his/her reasonable best efforts, shall reasonably cooperate with the Company’s personnel, shall not interfere with the conduct of the Company’s business, and shall observe all rules, regulations and security requirements of the Company concerning the safety of persons and property. The Company shall provide such access to its information and property as may be reasonably required in order to permit the Consultant to perform his/her obligations hereunder.

7. Confidential Information. During the period of the Consultant’s service and at all times thereafter, the Consultant will hold in the strictest confidence, and will not use (except for the benefit of the Company, or any of the Company’s other subsidiaries or affiliates) or disclose to any person, firm, or corporation any Company Confidential Information except as necessary in carrying out his/her duties. For purposes of this Agreement, “Company Confidential Information” means any non-public information that relates to the actual or anticipated business, research or development of the Company, or subsidiaries or affiliates (collectively, for the purposes of this section, the “Company”), or to the Company’s technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding the Company’s products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Company on which the Consultant called or with which the Consultant may become acquainted during the term of his/her service), software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information; provided, however, Company Confidential Information does not include any of the foregoing items to the extent the same have become publicly known and made generally available through no wrongful act of the Consultant or, to the extent known by the Consultant, of others.

Notwithstanding the foregoing, the Consultant may disclose any information or materials that the Consultant is legally compelled to disclose by court order or other judicial, regulatory or administrative process: provided, however, that, unless prohibited by law from so doing, the Consultant shall: (A) promptly (and prior to any disclosure) notify the Company that the Consultant is being legally compelled to disclose such information or materials so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 7; (B) cooperate with the Company, to the extent legally possible, regarding any action which the Company may decide to take to challenge legally the requirement to disclose or the extent or manner of any such disclosure; and (C) if such protective order or other remedy is not obtained, or if the Company waives compliance with the provisions hereof, furnish only that portion of the confidential information which the Consultant, acting reasonably and in good faith, understands to be legally required.

8. Proprietary Information; Assets. All information, materials, notebooks, strategies, know how, processes, formulae, data, discoveries, inventions, trademarks, copyrights, derivative works, developments, designs, techniques, new products, trade secrets, marketing techniques, contracts, customer and supplier lists, financial information, files (paper and/or electronic), and computer or other records that are created, generated, developed or conceived by the Consultant, either alone or jointly with others, in the course of, or arising out of, the Consultant’s service or resulting from the Consultant’s use of equipment, facilities or technology owned, leased or licensed by the Company (collectively, the “Assets”) shall at all times be and remain the sole and exclusive property of the Company. The Consultant hereby assigns to the Company his/her entire right, title and interest in to any such Assets and, upon the Company’s request, shall promptly execute a specific assignment of the title of said Assets to the Company and do anything else reasonably necessary to enable the Company to secure and enforce patents, copyrights, trademarks, trade secrets and other rights in said Assets; provided, however, that the Company shall reimburse the Consultant for any expenses incurred by the Consultant in connection therewith. If for any reason the Company is unable, after reasonable effort, to secure the Consultant’s signature on any document or documents needed to obtain and enforce the Company’s rights in any of said Assets, the Consultant hereby designates and appoints the Company and its duly authorized officers and agents as the Consultant’s agent and attorney-in-fact to act for the Consultant and on his/her behalf to execute any such documents with the same legal force and effect as if executed by the Consultant. Said appointment of the Company as the Consultant’s agent and attorney- in-fact shall be irrevocable.

Upon termination of the Consultant’s service, the Consultant will promptly deliver to the Company, and will not keep in his/her possession, recreate, or deliver to anyone else, any and all Company property, including, but not limited to, Company Confidential Information, as well as all devices and equipment belonging to the Company (including computers, handheld electronic devices, telephone equipment, and other electronic devices), Company credit cards, records, data, notes, notebooks, reports, files, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, photographs, charts, any other documents and property, and reproductions of any and all of the aforementioned items that were developed by the Consultant pursuant to his/her service, obtained by the Consultant in connection with his/her service, or otherwise belonging to the Company, its successors, or assigns. The Consultant also consents to an exit interview to confirm his/her compliance with this Section 8, if requested by the Company.

9. Acceptance of Gifts. The Consultant will not accept, nor will the Consultant knowingly allow others to accept for him: commissions, gifts, payments, entertainment, service, loans or promises of future benefits from a supplier or customer of Company or from anyone soliciting business with Company, except for gifts of nominal value or entertainment, meals and social invitations which are in accordance with good business practices and do not violate the norms of good business ethics.

10. Business Opportunity and Personal Conduct. The Consultant agrees that the Consultant shall not take advantage of, use, acquire, or usurp any business opportunities of which he may be made aware during his/her service if such opportunity is of a character that the Company might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so. All such business opportunities shall be for the sole benefit of the Company and Consultant may not pursue such business opportunities for anyone other than the Company, unless the Company expressly consents in writing or until one (1) year after the Consultant’s service is terminated.

11. Injunctive Relief. The Consultant acknowledges and agrees that any breach by the Consultant of the covenants and agreements set forth in this Agreement may cause irreparable injury to the Company for which there is not an adequate remedy at law. Accordingly, the Consultant expressly agrees that, in the event of any such breach or any threatened by the Consultant hereunder, the Company shall be entitled, in addition to any other remedies available to it, to seek and obtain injunctive or other equitable relief to prevent a breach of the provisions of this Agreement.

12. Survival. The provisions of Sections 7, 8, 9, 10, and 11 shall survive termination of the Consultant’s services except in the event that the Company terminates this Agreement prior to the completion of the Consulting Period without cause. The provisions of Sections 7 and 8, of this Agreement shall survive termination of the Consultant’s service for any reason.

13. No Conflict of Interest. The Consultant represents and warrants to the Company that the Consultant currently has no agreement with, nor conflicting interests, nor any other obligation to, any third party that would conflict with the terms of this Agreement and the business of the Company and in the areas of focus of Company’s intellectual property portfolio, nor shall the Consultant, during the Consulting Period, enter into any such agreement nor incur such an obligation, without the prior written consent of the Company. The Consultant further represents that the performance of its Services will not breach any agreement or obligation with any third party, including without limitation any obligation to refrain from engaging in activities that may compete with such party.

14. Notices. All notices required or permitted under this Agreement shall be in writing and shall be deemed effective (a) upon personal delivery, (b) upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party may from time to time designate , or (c) the following business day after it is sent via email to the email address used for communication or by a nationally recognized overnight courier service, addressed to the other party at the address shown above, or at such other address or addresses as either party may from time to time designate.

15. Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes and replaces all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof and any and all such prior agreements, arrangements and communications shall be deemed terminated.

16. Amendment. This Agreement may be amended or modified only by a written instrument executed by the Company and the Consultant.

17. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, both parties and their respective successors and assigns, including any corporation with which, or into which, the Company may be merged or which may succeed to its assets or business, provided, however, that the obligations of the Consultant are personal and shall not be assigned by him.

18. Independent Contractor Status. The Consultant shall perform all Services under this Agreement as an “independent contractor” and not as an employee or agent of the Company. The Consultant is not authorized to assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of, the Company or to bind the Company in any manner.

19. Publicity. The Company shall, with prior written approval by Consultant, which may not be unreasonably withheld, have the right (i) disclose the Consultant’s service to the Company; (ii) to use the name, biography, and picture or likeness of Consultant on the Company’s website, marketing and advertising materials; and (iii) to disclose this Agreement or the terms thereof, in any applicable public filings, as may be required.

20. Miscellaneous.

(a) No delay or omission by the parties to this Agreement in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by any party to this Agreement on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

(b) The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

(c) In the event that any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

(d) This Agreement, and any amendments hereto, shall be governed by and construed in accordance with the laws of the state of Delaware.

(Signature page follows)

IN WITNESS WHEREOF, the Consultant and the Company have each signed this Agreement on the dates set forth below.

CONSULTANT	ONCONETIX, INC.

By:
James Sapirstein	Name:	Karina Fedasz
	Title:	Interim Chief Financial Officer

Date:	Date: